UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2012

CREDO Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-8877	84-0772991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Broadway, Suite 900 Denver, Colorado

(Address of principal executive offices)

80202

(Zip Code)

Registrant’s telephone number, including area code:  (303) 297-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On September 14, 2012, CREDO Petroleum Corporation (“CREDO”) signed a memorandum of understanding to settle the previously disclosed consolidated shareholder class action lawsuit captioned In re Credo Petroleum Corporation Shareholder Litigation, Consolidated C.A. No. 7641-VCP pending in the Delaware Court of Chancery (the “Merger Litigation”). The Merger Litigation relates to the Agreement and Plan of Merger, dated as of June 3, 2012, by and among Forestar Group Inc. (“Forestar”), Longhorn Acquisition Inc., a wholly owned subsidiary of Forestar, and CREDO.  On September 14, 2012, CREDO issued a press release announcing the settlement of the Merger Litigation. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)              Exhibits

99.1                      Press Release of CREDO Petroleum Corporation, dated as of September 14, 2012, announcing settlement of the Merger Litigation.

Forward Looking Statements

Statements made in this Form 8-K and the exhibit furnished herewith that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. The Company cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of the Company and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the Company’s stockholder approval; or the failure to satisfy other conditions to completion of the merger. The Company’s business could be materially adversely affected and the trading price of the Company’s common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company’s business and future financial results is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended October 31, 2011.

Additional Information and Where to Find It

CREDO has filed with the SEC a definitive proxy statement and other relevant materials in connection with the proposed acquisition of CREDO by Forestar.  The definitive proxy statement has been mailed to CREDO shareholders.  Before making any voting or investment decisions with respect to the transaction, investors and security holders of CREDO are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction and CREDO.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s website at www.sec.gov or by directing a request to CREDO Petroleum Corporation, 1801 Broadway, Suite 900 Denver, Colorado 80202.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2012

CREDO PETROLEUM CORPORATION
(Registrant)

By:	/s/ Brian C. Mazeski
Brian C. Mazeski
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of CREDO Petroleum Corporation, dated as of September 14, 2012, announcing settlement of the Merger Litigation.